UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
April 30, 2026
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On April 30, 2026 (the “Closing Date”), AccessOne Funding, LLC (“AccessOne Funding”), an indirect wholly-owned subsidiary of Phreesia, Inc., a Delaware corporation (“Phreesia” or the “Company”), as seller, AccessOne MedCard, Inc. (“AccessOne MedCard”), an indirect wholly-owned subsidiary of Phreesia, as servicer, PNC Bank, National Association (“PNC”), as purchaser and administrative agent, and PNC Capital Markets LLC (“PNC Capital Markets”), as structuring agent, entered into Amendment No. 9 (the “Amendment”) to that certain Receivables Purchase and Administration Agreement, dated as of March 31, 2020, as previously amended, restated, supplemented or otherwise modified (the “Receivables Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment.
Under the original receivables purchase facility, AccessOne Funding, as seller, PNC, as administrative agent, the purchasers party thereto, PNC Capital Markets, as structuring agent, and AccessOne MedCard, as servicer, entered into the Receivables Purchase Agreement, pursuant to which the purchasers party thereto agreed to purchase receivables from AccessOne Funding from time to time, on the terms and subject to the conditions set forth therein, secured by, among other things, the receivables and related rights. The receivables are originated and/or acquired by AccessOne MedCard and sold and contributed to AccessOne Funding pursuant to a related Receivables Sale Agreement, dated as of March 31, 2020 (“Receivables Sale Agreement”), by and between AccessOne MedCard, as originator and servicer, and AccessOne Funding, as buyer. The proceeds from the sale of receivables pursuant to the Receivables Sale Agreement may be used for general corporate purposes.
The Receivables Purchase Agreement contains certain customary representations and warranties and affirmative and negative covenants, reserve requirements, and termination events. The Receivables Purchase Agreement permits PNC to terminate the Receivables Purchase Agreement upon the occurrence of certain events, including, among other things, failure by Phreesia, AccessOne Holdings, Inc. (“AccessOne Holdings”), AccessOne Funding, AccessOne MedCard and any of their affiliates to pay amounts when due, certain defaults on indebtedness under Phreesia’s credit facility, certain judgments, changes of control, the occurrence of a material adverse effect, and insolvency events.
As previously disclosed, Phreesia acquired AccessOne Holdings on November 12, 2025, as a result of which AccessOne Funding and AccessOne MedCard became indirect wholly owned subsidiaries of Phreesia, pursuant to that certain Agreement and Plan of Merger, dated August 29, 2025, by and among Phreesia, Ace Merger Sub, Inc., AccessOne Parent Holdings, Inc. (“AccessOne Parent”), and a representative of AccessOne Parent’s equityholders.
The Amendment amends the Receivables Purchase Agreement to, among other things, increase the facility limit from $200,000,000 to $300,000,000 and extend the scheduled termination date of the Receivables Purchase Agreement from May 4, 2026 to April 30, 2029. The Amendment also updates certain definitions, covenants, eligibility and concentration provisions, servicing fee provisions, settlement mechanics and related administrative provisions. The Amendment also increased the concentration limit applicable to Eligible Receivables with related Providers that have Provider Ratings below “BBB-” or “Baa3” or that do not have Provider Ratings from 5.00% to 15.00% of the aggregate Securitization Value of all Eligible Receivables, subject to the Administrative Agent’s discretion to approve a greater percentage in writing following customary due diligence, requisite credit approvals and related analysis.
In connection with the original receivables purchase facility, AccessOne Holdings entered into a Performance Guaranty, dated as of March 31, 2020 (the “Performance Guaranty”), in favor of PNC, as administrative agent, for the benefit of PNC and the other purchaser parties under the Receivables Purchase Agreement. Under the original Performance Guaranty, AccessOne Holdings absolutely, unconditionally and irrevocably guaranteed the due and punctual performance and observance by AccessOne MedCard of its obligations under certain transaction documents, including obligations to pay indemnities, dilution adjustments and repurchase obligations. The Performance Guaranty expressly provided that it was not a guarantee of the collection of any pool receivables and that AccessOne Holdings would not be responsible for any non-payment or delay in the payment of any pool receivables solely due to the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related obligor or provider.
In connection with the Amendment, Phreesia and AccessOne Holdings and PNC entered into an Amended and Restated Performance Guaranty on the Closing Date (the “Amended and Restated Performance Guaranty”). Under the Amended and Restated Performance Guaranty, Phreesia was added as a joint and several co-guarantor. Apart from this change, the terms of the Amended and Restated Performance Guaranty remain the same as the terms of the original Performance Guaranty as described above. The Amended and Restated Performance Guaranty amends and restates the original Performance Guaranty in its entirety, and upon effectiveness of the Amended and Restated Performance Guaranty, the terms of the original Performance Guaranty were superseded, subject to AccessOne Holdings’ continuing liability for guaranteed obligations outstanding under the original Performance Guaranty and the continuation of rights, remedies and payment provisions under the original Performance Guaranty as provided in the Amended and Restated Performance Guaranty.
The foregoing descriptions of the Receivables Purchase Agreement, the Amendment, and the Amended and Restated Performance Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is incorporated by reference into this item 2.03.
Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements about the Receivables Purchase Agreement, the Amendment and the Amended and Restated Performance Guaranty and are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: our ability to effectively manage our growth and meet our growth objectives; our focus on the long-term and our investments in growth; the competitive environment in which we operate; changes in market conditions and receptivity to our products and services; our ability to develop and release new products and services and successful enhancements, features and modifications to our existing products and services; our ability to maintain the security and availability of our platform; the impact of cyberattacks, security incidents or breaches impacting our business; changes in laws and regulations applicable to our business model; our ability to make accurate predictions about our industry and addressable market; our ability to attract, retain and cross-sell to healthcare services clients; our ability to continue to operate effectively with a primarily remote workforce and attract and retain key talent; our ability to realize the intended benefits of our acquisitions and partnerships; difficulties in integrating our acquisitions and investments; artificial intelligence that can impact our business, including by posing security risks to our confidential information, proprietary information and personal data, increasing our regulatory and compliance burden and increasing competition; and other general, market, political, economic and business conditions (including from the U.S. federal government, tariff and trade issues, and the warfare and/or political and economic instability in Ukraine, the Middle East or elsewhere). The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those listed or described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the fiscal year ended January 31, 2026, filed with the SEC on March 31, 2026. Forward-looking statements speak only as of the date on which the statements are made. The

Company undertakes no obligation to update, and expressly disclaims the obligation to update, any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1 * **
Amendment No. 9 to Receivables Purchase and Administration Agreement, dated as of April 30, 2026, by and among AccessOne Funding, LLC, AccessOne MedCard, Inc., PNC Bank, National Association, and PNC Capital Markets LLC.

10.2 * **	Amended and Restated Performance Guaranty, dated as of April 30, 2026, by and among Phreesia, Inc., AccessOne Holdings, Inc. and PNC Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

** Certain portions of the exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material to investors and (ii) is the type that the registrant treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of this exhibit and its materiality and privacy or confidentiality analyses to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2026	Phreesia, Inc.

	By:	/s/ Balaji Gandhi
	Name:	Balaji Gandhi
	Title:	Chief Financial Officer